Annual Stockholders’ Meeting New York, NY May 9, 2022 Oppenheimer Holdings Inc.

WELCOME to Oppenheimer’s 2022 Annual Stockholders’ Meeting May 9, 2022

Safe Harbor Statement 3 This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the “2021 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on April 29, 2022 (“2022 10-Q1”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2021 10-K, the 2022 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Business Overview 4 Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Wealth Management Private client services and asset management solutions tailored to individuals’ unique financial objectives Capital Markets Investment banking services and capital markets products for institutions and corporations Business Mix – FY 2021 Revenue ($1,394.0M)(1) (1) Chart does not include $(1.3) million allocated to Corporate/Other. (2) Wealth Management represents the Private Client and Asset Management business segments. (3) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (4) Includes special dividend of $1.00 per share paid on December 30, 2021 to holders of Class A non-voting and Class B voting common stock. Oppenheimer Snapshot (NYSE: OPY) 3/31/22 12/31/21 Stockholders’ Equity ($M): $814.4 $823.8 Market Cap ($M): $541.3 $585.0 Book Value per Share: $66.45 $65.66 Tangible Book Value per Share:(3) $52.58 $52.11 Share Price: $43.58 $46.37 Basic Earnings per Share: $0.75 (Qtr) $12.57 (Yr) Diluted Earnings per Share: $0.69 (Qtr) $11.70 (Yr) P/E Ratio (TTM): 4.24 3.69 Dividend Yield (TTM):(4) 3.67% 3.39% Employees: 2,896 2,913 # of Financial Advisors: 993 996 Retail Branches in the US: 93 92 Client Assets under Administration ($B): $117.2 $122.1 Assets Under Management ($B): $42.7 $46.2 A Preeminent Wealth Manager and Investment Bank (2) $769.6 55% $625.7 45% Wealth Management Capital Markets

Global Footprint 5 Europe  93 offices in the U.S.  6 international offices  2,896 employees – 993 financial advisors – 185+ institutional sales professionals – 38 senior research analysts US London Hong Kong Tel Aviv Geneva St. Helier Frankfurt Wealth Management  Institutional Equities      Fixed Income      Investment Banking     Research    Hong Kong Shanghai Beijing AsiaMiddle East  Hong Kong London, UK  Geneva, Switzerland  St. Helier, Isle of Jersey  Munich, Germany  Tel Aviv, Israel Data as of March 31, 2022 Strong presence in the U.S. and Internationally

Earnings per share (Basic) $ 12.57 $ 9.73 29.2% Earnings per share (Diluted) $ 11.70 $ 9.30 25.8% Summary Operating Results: Full Year 2021 6 ($000’s) For the Year Ended REVENUE 12/31/21 12/31/20 % Change Commissions $ 401,607 $ 395,097 1.6% Advisory fees 451,197 455,261 -0.9% Investment banking 433,707 222,298 95.1% Bank deposit sweep income 15,557 34,829 -55.3% Interest 36,482 33,477 9.0% Principal transactions, net 26,147 27,874 -6.2% Other 29,338 29,831 -1.7% Total Revenue 1,394,035 1,198,667 16.3% EXPENSES Compensation and related expenses 886,840 770,997 15.0% Non-Compensation related expenses 282,554 258,670 9.2% Total Expenses 1,169,394 1,029,667 13.6% Pre-tax Income 224,641 169,000 32.9% Net income $ 158,964 $ 122,986 29.3% Record revenue of $1.4 billion, net income of $159.0 million, and basic earnings per share of $12.57 for the full year 2021 EBITDA compounded annual growth rate (CAGR) of 36.5% over the period from January 1, 2017 until December 31, 2021 Investment banking revenue increased 95.1% during the 2021 year, driven by higher M&A advisory and equity underwriting revenue Bank deposit sweep income decreased $19.3 million or 55.3% from year end 2020 due to lower short-term interest rates partially offset by higher average cash sweep balances Compensation expense as a percentage of revenue was lower at 63.6% during the 2021 year vs. 64.3% the prior year Highlights

Summary Operating Results: 1Q-22 (Unaudited) 7 ($000’s) For the 3-Months Ended REVENUE 03/31/22 03/31/21 % Change Commissions $ 98,321 $ 113,471 -13.4% Advisory fees 115,766 104,496 10.8% Investment banking 38,470 124,501 -69.1% Bank deposit sweep income 4,354 4,008 8.6% Interest 9,517 8,666 9.8% Principal transactions, net 2,364 10,865 -78.2% Other (2,764) 7,275 * Total Revenue 266,028 373,282 -28.7% EXPENSES Compensation and related expenses 186,031 255,601 -27.2% Non-Compensation related expenses 65,784 65,554 0.4% Total Expenses 251,815 321,155 -21.6% Pre-tax Income 14,213 52,127 -72.7% Net income $ 9,292 $ 38,658 -76.0% * Percentage not meaningful. Earnings per share (Basic) $ 0.75 $ 3.07 -75.6% Earnings per share (Diluted) $ 0.69 $ 2.91 -76.3% Highlights Reduced 1Q-22 gross revenue, net income, and earnings per share reflected a significant decline in industry-wide activity, and lower net revenues in underwriting, trading and M&A fees Advisory fees increased from the same period last year due to near record assets under management Compensation expense as a percentage of revenue was higher at 69.9% during 1Q-22 vs. 68.5% in the same period last year The effective tax rate for the 1Q-22 period was 31.2% compared with 25.8% for the prior year period Client assets under administration and under management were both at near record levels at March 31, 2022 and up from the same point in 2021 Book value and tangible book value per share reached record levels at March 31, 2022

Select Financial Measures 8 Stockholders’ Equity ($M)Earnings per Share ($) Net Income ($M)Revenue ($M) 2.05 3.82 9.30 11.70 2.91 0.69 2.18 4.10 9.73 12.57 3.07 2018 2019 2020 2021 1Q-21 1Q-22 EPS - Diluted EPS - Basic 0.75

$0 $10 $20 $30 $40 $50 $60 $32.35 NYSE: OPY May 2, 2022 Oppenheimer Holdings Inc. Share Price 9 ↓30.2% YTD OPY Share Price OPY Volume

Capital Structure 10 Liquidity & Capital Book & Tangible Book Value per Share ($) Conservative risk profile with strong balance sheet (1) Total Assets divided by Total Shareholders’ Equity.  Stockholders’ equity of $814.4 million as of March 31, 2022  Book value ($66.45) and tangible book value ($52.58) per share reached record levels at March 31, 2022  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on May 27, 2022 to holders of Class A non-voting and Class B voting common stock of record on May 13, 2022  The Company paid a special dividend of $1.00 per share to holders of Class A non-voting and Class B voting common stock on December 31, 2021 in the amount of $12.6 million  Level 3 assets, comprised of auction rate securities, were $31.8 million as of March 31, 2022 As of March 31, 2022 ($ in thousands) Total Assets: $3,019,457 Stockholders’ Equity: $814,391 Long-Term Debt: $125,000 Total Capitalization: $939,391 Debt to Equity Ratio: 15.3% Gross Leverage Ratio(1): 3.7x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $440,382 Regulatory Excess Net Capital: $411,407

OPY Corporate Class A Buyback Activity 11 Average Price Amount Paid ($M) Shares Shares Outstanding (M)

Interest and Fee Revenue 12 Interest and Fee Revenue ($M) Margin LendingFDIC Insured Bank Deposit Program  Credit extended to clients on a collateralized basis  Average customer margin debits were $1,267 million for TTM 3/31/22  Margin interest revenue of $30.4 million for TTM 3/31/22  Client funds swept into deposit accounts at participating banks and eligible for FDIC deposit insurance  +45 participating banks  FDIC Insured Bank Deposit program balance of $8.1 billion at 3/31/22  Bank deposit sweep income of $15.9 million for TTM 3/31/22

Business Segment Results 2021 vs. 2020 13 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) 2020 2020 2020 2021 2021 2021 $(1.3) Corp/Other $(0.4) Corp/Other

Business Segment Results 1Q-22 vs. 1Q-21 14 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) 1Q-22 1Q -2 1 1Q-21 1Q-21 1Q -2 2 1Q -2 2 $ 150.8 57% $ 27.1 10% $ 85.1 32% $ 3.0 1% 1Q-22 $266.0M $ 164.0 44% $ 24.2 7% $ 183.6 49% $ 1.4 1Q-21 $373.2M

Leading Wealth Management Platform 15 Wealth Management Services  Retail services: – Full-Service Brokerage – Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services – Margin & Securities Lending  Advisory Services: – Investment Policy Design & Implementation – Asset Allocation & Portfolio Construction – Research, Diligence & Manager Selection – Portfolio Monitoring & Reporting  Alternative Asset Management: – Hedge Funds & Fund-of-Funds – Private Equity Wealth Management Revenue ($M) Wealth Management Profit MarginClient Assets per Financial Advisor ($M) Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities

Wealth Management Metrics 16 Client Assets Under Administration ($B) Client Assets Under Management ($B) Advisory Fees as a Percentage of Wealth Management Advisory Fees and Commissions Increasing shift to Fee-Based Revenue

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Summary

Capital Markets segment includes:

- *Investment Banking*
  - Mergers & Acquisitions
  - Equity Capital Markets
  - Debt Capital Markets
  - Restructuring & Special Situations
- *Institutional Equities*
  - Sales & Trading
  - Equity Research
  - Corporate Access
- *Global Fixed Income*
  - Taxable Fixed Income
  - Non-Taxable Fixed Income
  - Public Finance

Capital Markets Revenue Breakdown


FY 2021 ($625.7M)
$ 233.7
37%
$ 96.8
16%
$ 295.2
47%
Institutional Equities
Global Fixed Income
Investment Banking

Capital Markets Revenue ($M)


273
291
427
626
184
85
2018
2019
2020
2021
1Q-21
1Q-22

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Summary 18 Investing in our future and poised for growth Balance sheet is stronger than ever with near record stockholders’ equity, and a liquid balance sheet Interest rate sensitive businesses poised to do well in a rising interest rate environment (margin lending and FDIC) Near record client assets under administration and assets under management in Wealth Management business Will continue to pursue organic and inorganic growth opportunities in core businesses while continuing to look at independent channel Reduced 1Q-22 gross revenue, net income, and earnings per share reflected a significant decline in industry-wide activity, and lower net revenues in underwriting, trading and M&A fees Record operating results for 2021 due to the strength in the performance of the Wealth Management and Capital Markets businesses Looking ForwardIn Review Will continue to opportunistically purchase outstanding shares in the open market Well positioned to provide client advice through significantly changing market environment with repricing of asset classes based on uncertainty in interest rates, inflation, oil prices, foreign trade relationships and midterm elections

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